Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094
Leuthold Funds, Inc.

November 12, 2012

Supplement to the Prospectus dated January 31, 2012,
as previously supplemented May 24, 2012 and November 5, 2012

Important Information about the Leuthold Global Clean Technology Fund

Fund Termination and Liquidation

The Board of Directors of the Leuthold Global Clean Technology Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of capital appreciation and long-term growth.

The Leuthold Global Clean Technology Fund will be liquidated using the following process:

●	Purchases or exchanges into the Fund will be stopped after the close of business November 12, 2012.

●	Securities held in the Fund will begin to be sold November 13, 2012.

●	A distribution of any applicable dividends and capital gains will be made to shareholders with a record date of November 20, 2012 and a payable date of November 21, 2012.

●	Sales or exchanges out of the Fund will be stopped after the close of business December 21, 2012.

●	The holdings of any remaining shareholders in the Fund will be distributed based on the December 24, 2012 net asset value.

The liquidation of the Leuthold Global Clean Technology Fund, like any redemption or exchange of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor’s shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.

Exchanging Shares of Leuthold Global Clean Technology Fund

In light of the decision of the Board of Directors to liquidate the Leuthold Global Clean Technology Fund, shareholders will probably want to exchange or redeem their shares as soon as practicable.  Shareholders of the Fund may exchange their shares into another one of the Leuthold Funds at their relative net asset values.  For more details on the other Leuthold Funds, you should review the prospectus, which is available on the Leuthold Funds’ website at www.leutholdfunds.com, or by calling (800) 273-6886.  The Leuthold Funds consist of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund.

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The exchange privilege is only available in states where the exchange may be legally made.  The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

For Additional Information

You may call (800) 273-6886 with questions or for additional information.

Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost.  It is possible to lose money on an investment in the Leuthold Funds.  Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable Leuthold Fund and should read the prospectus carefully, which contains this and other information.  The prospectus for the Leuthold Funds are available on the Leuthold Funds’ website at www.leutholdfunds.com, or you can get one by calling (800) 273-6886.

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The date of this Supplement is November 12, 2012.

Please retain this Supplement for future reference.

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